UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2017

__________________________________________

WESTMORELAND RESOURCE PARTNERS, LP
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-34815	77-0695453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9540 South Maroon Circle, Suite 300 Englewood, CO	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (855) 922-6463

_______________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment No. 3 to the Services Agreement

On September 29, 2017, Westmoreland Resource Partners, LP (“Partnership”) and Westmoreland Resources GP, LLC, the general partner of the Partnership (“General Partner”), entered into a third amendment (the “Amendment”) to the Services Agreement dated as of January 1, 2015 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Services Agreement”), by and between the Partnership and General Partner. The Amendment modified the term of the Services Agreement to extend the current term end date from January 31, 2018 to March 31, 2018. The term of the Services Agreement automatically renews upon the end of term for successive 12-month periods unless either party gives written notice no less than 120 days prior to the end of the current term of the Services Agreement.

The foregoing description of the Amendment is qualified in its entirety by reference to the terms of the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

     (d)     Exhibits

Exhibit No.	Description

10.1	Amendment No. 3 to the Services Agreement, dated September 29, 2017, by and between Westmoreland Resource Partners, LP and Westmoreland Resources GP, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND RESOURCE PARTNERS, LP

Date: September 29, 2017	By:	/s/ Samuel N. Hagreen
Samuel N. Hagreen Corporate Secretary and Associate General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 3 to the Services Agreement, dated September 29, 2017, by and between Westmoreland Resource Partners, LP and Westmoreland Resources GP, LLC